VERSUS TECHNOLOGY, INC.
                      A Delaware Corporation


             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                to be held on April 20, 2001


To the Shareholders of Versus Technology, Inc.:

The Annual Meeting of Shareholders of Versus Technology, Inc. (the "Company") will be held at the Bayshore Resort, 833 E.
Front Street, Traverse City, Michigan 49686, on Friday, April 20, 2001, at 8:00 a.m., Eastern Daylight Time, for the following purposes:

1. To elect four (4) directors of the Company to serve until the next succeeding Annual Meeting of Shareholders and until their successors have been elected and have qualified.

2. To transact such other business as may properly come before the meeting or any adjournments.

Only Shareholders of record at the close of business on the 5th day of March, 2001, are entitled to notice of and to vote at this meeting.

The Company's 2000 Annual Report to Shareholders is enclosed.

PLEASE MARK, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY IN
THE ENCLOSED ENVELOPE.  NO POSTAGE IS REQUIRED.



                              By Order of the Board of Directors
                              Robert Butler, Corporate Secretary



March 8, 2001







                       VERSUS TECHNOLOGY, INC.

                       Corporate Headquarters:

                        2600 Miller Creek Road
                    Traverse City, Michigan 49684
                  Telephone Number:  (231) 946-5868


                          PROXY STATEMENT

General

This Proxy Statement is furnished to the Shareholders of Versus Technology, Inc. ("Versus" or the "Company") in connection with the solicitation of Proxies by order of the Board of Directors of the Company for the Annual Meeting of Shareholders to be held on April 20, 2001, at 8:00 a.m., Eastern Daylight Time, at the Bayshore Resort, 833 E. Front Street, Traverse City, Michigan 49686, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

The approximate date on which this Proxy Statement, the enclosed
Proxy, and the Company's 2000 Annual Report to Shareholders will be first sent or given to Shareholders is March 14, 2001.

The enclosed Proxy is being solicited on behalf of the Board of Directors of the Company, and all costs of solicitation will be borne by the Company. Such costs include preparation, printing, and mailing of the Notice of Annual Meeting of Shareholders, Form of Proxy, Proxy Statement, and Annual Report, which are herein enclosed. The solicitation will be conducted principally by mail, although Directors, Officers, and regular employees of the Company may solicit Proxies personally or by telephone, e-mail, or facsimile. Such persons will not receive special compensation for such services. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries for proxy material to be sent to their principals, and the Company will reimburse such persons for their reasonable expenses in so doing.

You are requested to mark, sign, and date the accompanying Proxy and return it in the envelope provided. Proxies in such form, if duly signed and received in time for the voting, will be voted in accordance with the directions of each Shareholder. The proxy holders identified on the Proxy have been selected by the Board of Directors. The proxy holders shall have the discretionary authority to vote for the election of Directors and distribute such votes among the nominees standing for election (except as otherwise instructed by a Shareholder in the accompanying Proxy) and on any other matters that may properly come before the Annual Meeting of Shareholders.

If the enclosed Proxy is executed and returned, it may, nevertheless, be revoked at any time before it has been exercised upon written notice to the Secretary of the Company. The Proxy shall also be deemed revoked if a Shareholder is present at the Meeting and elects to vote in person.

Each holder of the Company's common stock, par value $0.01
(the "Common Stock") at the close of business on March 5, 2001
(the "Record Date"), is entitled to one vote per share on each matter that comes before the meeting. With respect to the election of Directors, a vote of a plurality of the number of shares voting is required for election. Abstentions will be counted as votes cast, but Proxies submitted by brokers with a "not voted" direction will not be counted as votes cast with respect to each matter to be voted upon where such instruction is given.

At the close of business on March 5, 2001, there were outstanding
42,269,074 shares of Common Stock, the only class of stock outstanding.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                           MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth information as to the Common Stock beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by any person who, as of March 5, 2001, to the knowledge of the Board of Directors of the Company, owned beneficially more than 5 percent of the outstanding Common Stock of the Company (to date, the Company has not issued any shares of Preferred Stock):

Name and Address of          Amount and Nature of  Percentage of Class
Beneficial Owner             Beneficial Ownership     Outstanding
----------------------------------------------------------------------
Gary T. Gaisser
c/o Versus Technology, Inc.
2600 Miller Creek Road
Traverse City, MI 49684            6,961,875 (1)          16.0%

David L. Gray
c/o Versus Technology, Inc.
2600 Miller Creek Road
Traverse City, MI 49684            6,514,000 (2)          13.4%

Hillenbrand Industries, Inc.
700 State Route 46 East
Batesville, Indiana 47006          5,000,000 (3)          11.2%

William Harris Investors
2 North LaSalle Street, Suite 400
Chicago, IL 60602                  3,470,000 (4)           8.2%

Financial & Investment Management
Group, Ltd.
417 St. Joseph Street
PO Box 40
Suttons Bay, MI 49682              2,612,188 (5)           6.2%


(1) This total includes 1,116,000 shares that are currently acquirable by Mr. Gaisser upon exercise of outstanding options issued by Versus.

(2) Of these shares, 6,000,000 are acquirable on conversion of debentures held by a limited liability company of which Mr. Gray is the Managing Member and 234,000 are currently acquirable by Mr. Gray upon exercise of outstanding options issued by Versus.

(3) This total includes 2,500,000 shares that are currently acquirable by Hillenbrand Industries, Inc. upon exercise of an outstanding warrant issued by Versus.

(4) As reported on Schedule 13G/A filed February 14, 2001.

(5) As reported on Schedule 13G filed January 31, 2000.


Security Ownership of Management

The following table sets forth as of March 5, 2001, the beneficial ownership of Versus' Common Stock by all Directors, nominees and named Executive Officers of and by all the Directors, nominees and Executive Officers of Versus as a group:

                                            Amount and Nature of   Percentage of
Name of Beneficial   Position(s) with the        Beneficial             Class
     Owner               Company (1)            Ownership (1)       Outstanding
--------------------------------------------------------------------------------
Gary T. Gaisser       President and Chief       6,961,875(2)            16.0%
                      Executive Officer
                      and Director

David L. Gray         Director                  6,514,000(3)            13.4%

Julian C. Schroeder   Director                    857,334(4)             2.0%

James D. Ross, Esq.   Director                    546,000(5)             1.3%

All Executive
Officers and
directors as a
group (6 persons)                              15,452,744(6)            30.3%

(1) Each Director has sole voting and investment power as to all shares reflected as beneficially owned by him, except as otherwise noted. Messrs. Gaisser, Schroeder, Gray, and Ross are all of the Company's present Directors.

(2) This total includes 1,116,000 shares that are acquirable currently or within 60 days by Mr. Gaisser upon exercise of outstanding options issued by Versus.

(3) This total includes 234,000 shares that are acquirable currently or within 60 days by Mr. Gray upon exercise of outstanding options issued by Versus and 6,000,000 shares currently acquirable on conversion of outstanding debentures held by a limited liability company of which Mr. Gray is the Managing Member.

(4) This total includes 88,000 shares that are acquirable currently or within 60 days by Mr. Schroeder upon the exercise of an outstanding option issued by Versus.

(5) This total includes 161,000 shares acquirable currently or within 60 days by Mr. Ross upon exercise of outstanding options issued by Versus.

(6) This total includes 7,995,460 shares acquirable currently or within 60 days under outstanding warrants, options, and convertible debentures.


                             PROPOSAL ONE

                        ELECTION OF DIRECTORS

General

The Shareholders are being asked to elect four Directors, who will comprise the entire Board of Directors of the Company, to serve for the ensuing year and until their successors are duly elected and qualified. The nominees are all current members of the Board of Directors who were elected by the Shareholders at the previous Annual Meeting of Shareholders. In the event that any nominee for Director should become unavailable, which event the Board of Directors does not anticipate, it is intended that votes will be cast pursuant to the enclosed Proxy for such substitute nominee as may be nominated by the Board of Directors, unless otherwise directed by the Shareholder in the Proxy.

The Board has established a Compensation Committee, presently consisting of Mr. Ross, Chairman, Mr. Gray, and Mr. Schroeder, which administers the Company's stock option plans and reviews employee compensation and benefits. The Compensation Committee met two times during the fiscal year ended October 31, 2000.

The Board also established an Audit Committee, presently consisting of Mr. Schroeder, Chairman, Mr. Gray, and Mr. Ross. The Audit Committee meets with the Company's Officers and the independent auditors to review the Company's annual audit and financial statements. The Audit Committee met five times during the fiscal year ended October 31, 2000.

The Board also established an Executive Committee, presently consisting of Mr. Gray, Chairman, Mr. Gaisser, and Mr. Ross, which oversees all of the Board's functions on a more frequent basis, reviews, designs, and adopts Versus' strategy, and oversees and pursues the implementation of that strategy. In addition, the Executive Committee serves to provide the President and CEO of the Company with more efficient access to Board members for purposes of seeking guidance and decision making with respect to emerging business issues. The Executive Committee met 18 times during the fiscal year ended October 31, 2000.

The Board has not established a separate nominating committee as nominations are considered and made by the Board as a whole. The Board will consider nominees for the Board of Directors recommended by Shareholders. Shareholders desiring to make such recommendations should write directly to the Board at the Company's executive offices at 2600 Miller Creek Road, Traverse City, Michigan 49684.

The Board of Directors met nine times during the fiscal year ended October 31, 2000. During that fiscal year, each of the incumbent Directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors held during the period for which he has been a Director and (2) the total number of meetings held by all Committees of the Board on which he served during the period that he served.


Information Concerning Directors and Nominees for Director

The Board of Directors presently consists of Gary T. Gaisser,
David L. Gray, James D. Ross, Esq., and Julian C. Schroeder.
The Board has nominated Messrs. Gaisser, Gray, Ross, and Schroeder to serve on the Board for a term of one year or until their successors are elected and shall qualify.

The following information is furnished with respect to the nominees for Directors of the Company:


Nominees for Director     Age       Position(s) with the Company
----------------------------------------------------------------
Gary T. Gaisser           49        Director, President and
                                    Chief Executive Officer

Julian C. Schroeder       53        Director

David L. Gray             52        Director

James D. Ross, Esq.       52        Director


Gary T. Gaisser has served as President and Chief Executive Officer of Versus since January 1995, and has served as a Director of Versus since April 1995.

Julian Schroeder has served as a Director of Versus since August 1994. Since May 2000, Mr. Schroeder has been a principal and founding partner of Credit Renaissance Partners, LLC, a firm engaged in investment management. From March 1997 through April 2000, Mr. Schroeder served as the director of International Fixed Income Research at Schroder & Co., Inc., a registered broker-dealer. From 1989 through March 1997, Mr. Schroeder held various positions in research and corporate finance at BDS Securities (and the predecessor firm), a registered broker-dealer, and from 1995 through March 1997 served as the firm's President.

David L. Gray, CPA, has served as a Director of Versus since April 1998. He is President and Director of Tortola Enterprises, Inc., a management-consulting firm, and has served in this position since 1986. In this position, he serves as an advisor to boards of directors and executive management of a spectrum of operating businesses, both domestic and international. He previously served as President of Sara Lee Bakery Company and as President and CEO of Chef Pierre, Inc. Mr. Gray also serves as a member of the board of directors for a number of business enterprises, including Gordon Food Service, Inc., and non-profit organizations.

James D. Ross, Esq. has served as a Director of Versus since April 1999. He is currently in the practice of law at Goldberg and Simpson of Louisville, Kentucky and is licensed in Kentucky and Michigan. Prior to that and since 1998, he was affiliated with Financial Investment Management Group (Traverse City, Michigan). From 1995 to 1998, Mr.
Ross was Executive Vice President of Aegon, USA. Mr. Ross also serves as a member of the board of directors for a number of business enterprises and non-profit organizations.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF
THE ELECTION OF GARY T. GAISSER, DAVID L. GRAY, JAMES D. ROSS,
ESQ., AND JULIAN C. SCHROEDER.


There is no family relationship between any officers or directors nor are there any understandings among any officers or directors and any other person(s) pursuant to which any such officer or director was or is to be selected as such.

                   EXECUTIVE COMPENSATION

The following table sets forth the annual compensation paid to the designated Executive Officers of Versus during the fiscal years ended October 31, 2000, 1999, and 1998.

                  SUMMARY COMPENSATION TABLE

                            Annual                          Long-Term
                         Compensation                      Compensation
Name and                                                Securities
Principal      Fiscal                    Other Annual   Underlying   All Other
Position        Year    Salary   Bonus   Compensation   Options     Compensation
--------------------------------------------------------------------------------
Gary T.
Gaisser,
President
and CEO
and Director   2000    $178,354  $62,500                 269,000     $4,802 (2)

Gary T.
Gaisser        1999    $161,959                           36,000     $3,644 (2)

Gary T.
Gaisser        1998    $147,290            $9,690 (1)     36,000     $3,727 (2)

Henry J.
Tenarvitz,
COO            2000   $  83,231  $25,000                 155,000     $2,647 (3)

Henry J.
Tenarvitz      1999   $  77,992  $ 1,200                 250,000     $2,137 (3)

Henry J.
Tenarvitz      1998   $  62,445  $   500                 108,580     $1,526 (3)


(1) Represents the fair market value of common stock received as compensation for serving as a Director. Fifteen thousand shares were granted October 31, 1997, representing service dates of May 9, 1997, through April 24, 1998.

(2) Represents Versus' contribution to Mr. Gaisser's 401(k) account pursuant to Versus' 401(k) Profit Sharing Plan.

(3) Represents Versus' contribution to Mr. Tenarvitz's 401(k) account pursuant to Versus' 401(k) Profit Sharing Plan.


Options

The following table sets forth the status and value of stock options granted to the designated Executive Officers during the fiscal year ended October 31, 2000:

                                 % of Total
                   Number of       Options
                     Shares       Granted to
Name and           Underlying      Employees                            Exercise
Position             Option         In Year    Exercisable  Expiration   Price
--------------------------------------------------------------------------------
Gary T. Gaisser,
President and
CEO and Director   225,000          22.1%         (1)        09-08-10    $0.325

Gary T. Gaisser     44,000           (2)        04-14-01     04-14-05    $0.500

Henry J.
Tenarvitz, COO      80,000           7.9%         (1)        09-08-10    $0.325

Henry J.
Tenarvitz           75,000           7.4%         (3)        11-15-09    $0.117

(1) Twenty percent of the option becomes exercisable on September 8, 2001, and 20% on each succeeding anniversary thereafter.

(2) Option granted to Mr. Gaisser for Director services.

(3) Twenty percent of the option became exercisable on November 15, 2000, and 20% will become exercisable on each succeeding anniversary thereafter.

No options were exercised by any Executive Officer in fiscal 2000.


The following table sets forth the status and value of stock options held by the designated Executive Officers at October 31, 2000:

             Number of
               Shares     Exercisable                        Value of
Name and     Underlying      at                   Exercise   Option at
Position       Option      10/31/00   Expiration   Price     10/31/00
-----------------------------------------------------------------------
Gary T.
Gaisser,
President
and CEO and
Director     225,000         -        09-08-10     $0.325        -

Gary T.
Gaisser       44,000         -        04-14-05     $0.500        -

Gary T.
Gaisser       36,000       36,000     04-23-04     $0.165     $ 3,420

Gary T.
Gaisser       36,000       36,000     04-24-03     $0.515        -

Gary T.
Gaisser    1,000,000    1,000,000     06-04-06     $0.375        -

Henry J.
Tenarvitz,
COO           80,000         -        09-08-10     $0.325        -

Henry J.
Tenarvitz     75,000         -        11-15-09     $0.117     $10,725

Henry J.
Tenarvitz    250,000       50,000     12-04-08     $0.401        -

Henry J.
Tenarvitz    108,580      108,580     04-23-08     $0.629        -


No options were exercised by any Executive Officer in fiscal 2000.

Employment Agreement

As of July 1, 1996, the Company and Mr. Gaisser entered into an Employment Agreement for a term of six years. Mr. Gaisser is employed at an initial base salary of $130,000 per year and receives a 10% annual increase during the term of the Employment Agreement. Mr. Gaisser is entitled to such further increases as shall be determined by the Board of Directors and is entitled to participate in other compensation and benefit plans of the Company.

The Employment Agreement may be terminated by the Company for "just cause," which is defined as "willful misconduct, embezzlement, conviction of a felony, habitual drunkenness, or excessive absenteeism not related to illness." The Employment Agreement provides that if Mr. Gaisser is not elected or appointed as President and Chief Executive Officer or as a member of the Board of Directors, is removed from any such office, the ownership and control of the Company changes, or if the principal place of the business is changed to a location more than 20 miles from Traverse City, Michigan, without Mr. Gaisser's consent, then Mr. Gaisser may give notice of termination, effective at the end of the month in which notice is given. In addition, if Mr. Gaisser concludes that because of changes in the composition in the Board of Directors or material changes in its policies because of other events or occurrences of material fact he feels he can no longer properly and effectively discharge his responsibilities, then Mr. Gaisser may resign from his position upon the giving of sixty (60) days' prior written notice. In each case, such resignation shall be deemed constructive termination of Mr. Gaisser's employment by the Company, and Mr. Gaisser shall be entitled to payment of the remaining amounts payable to him under the Employment Agreement without any requirement of mitigation of damages.

Except in the event of constructive termination, Mr. Gaisser has agreed that during the term of the Employment Agreement and for two years thereafter, he will not compete with the Company. Upon any termination, Mr. Gaisser has agreed not to disclose the Company's confidential information or to solicit any employee of the Company for a two-year period.

Compensation of Directors

Effective April 14, 2000, each outside Director was awarded an option to purchase 88,000 shares of Versus' Common Stock for service on the Board from April 14, 2000, through April 14, 2001. Inside Directors were awarded an option to purchase 44,000 shares. The options vest and become exercisable on April 14, 2001. The exercise price for all such options is $0.50 per share, the fair market value of the Common Stock upon the date of grant.

Effective April 14, 2000, Mr. Samuel Davis, a former Director, was awarded an option to purchase 33,500 shares of Versus' Common Stock for performance targets achieved related to his service on the Board. The option was exercised at a price of $0.155 per share, on October 17, 2000.

In September 2000, Versus issued 230,000 shares of unregistered restricted common voting shares to David L. Gray, a Director, as compensation for the assistance provided by Mr. Gray with the execution of a Stock Purchase Agreement and Warrant Agreement discussed more fully in Note 9 to the Consolidated Financial Statements. The $94,300 fair market value of the restricted stock was expensed and common stock and additional paid-in capital were increased by $2,300 and $92,000, respectively.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In December 1996, Versus moved its principal operating facilities to a building that is owned by Traverse Software Investment, LLC, a limited liability company controlled by Gary T. Gaisser, the President, Chief Executive Officer, and a Director of Versus. Versus and Olmsted are obligated under two separate five-year lease agreements, which initially required aggregate total annual rents of $111,000, increasing 4% annually after the first year.

Between May 31, 1999, and August 18, 1999, Versus issued $3,000,000 in Prime Rate Secured Convertible Debentures, due April 30, 2004. Of the total debentures issued, $1,500,000 were purchased by a limited liability company, of which Mr. David L. Gray, a Director of Versus is the managing member.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Based solely upon a review of Forms 3 and 4 furnished to Versus pursuant to Rule 16a-3(e) and written statements from Directors and Executive Officers that no report on Form 5 is due, the following table summarizes reports not filed on a timely basis:

  Reporting                            Late         Late
   Person              Title          Reports    Transactions
--------------------------------------------------------------
Samuel Davis          Director            1            1

James D. Ross         Director            1            1

Henry J. Tenarvitz    Executive Officer   1            2

Robert Butler         Executive Officer   1            2

The company maintains a reporting mechanism that generally avoids late report situations. In two of the above cases, the individuals involved were traveling and the required reports were filed upon their return.

                    VERSUS TECHNOLOGY, INC.

                   AUDIT COMMITTEE CHARTER

                        Committee Role

The Audit Committee is appointed by the Board of Directors to oversee all aspects of the Company's financial reporting, control and audit functions, except those specifically related to the responsibilities of another standing committee of the Board. The Audit Committee's role is to review and monitor the adequacy of corporate financial reporting, accounting systems and controls; to help ensure that the Company prepares externally distributed financial statements that are complete, accurate and in accordance with generally accepted accounting principles consistently applied; and to help ensure compliance with the Company's internal policies, standards of business conduct and external regulatory requirements.

The Audit Committee and any of its members shall, if requested by them, be given full access to any and all information within the custody or control of the Company, including, without limitation, information known to any of its officers, employees, consultants, legal counsel, independent auditors or any other member of the Board of Directors. The Audit Committee will encourage full and free interchange among the Company's Board of Directors, President, Chief Accounting Officer, other Company executives and the independent auditors as the Audit Committee deems appropriate.
The Committee shall have access to its own counsel and other advisors at the Committee's sole discretion and it shall be authorized to access internal and external resources, as it requires, to carry out its responsibilities.

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and to help ensure to the Directors and shareholders that the corporate accounting and reporting practices of the Company meet requirements and are of high quality.

                      Committee Membership

It is the Board's objective that the Audit Committee consist of at least three persons who are: (1) independent; (2) have the ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement, statement of cash flows, and key performance indicators; and (3) have the ability to understand key business and financial risks and related controls and control processes. It is also the Board's objective that at least one member have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The Board's objective is that its Audit Committee members meet the independence and "financial literacy" standards required of larger companies for Nasdaq listing. Being a Small Business Issuer (SBI) for Securities and Exchange Commission (SEC) reporting purposes, only a majority of the Company's Audit Committee members are required to be independent and its members are not subject to the Nasdaq financial literacy requirements of larger company filers. While, as indicated above, it is the Board's objective that its Audit Committee members meet the independence and financial literacy standards for larger company filers listed on Nasdaq, the Board shall have the flexibility to deviate from these standards if it determines: (1) such to be in the best interests of the Company and its shareholders; and (2) the Company continues to meet the definition of an SBI and is eligible for such deviation.

                  Committee Responsibilities

The Audit Committee's specific responsibilities are to:

* Recommend selection of the independent auditors to audit the financial statements of the Company for the fiscal year, review the compensation for their services and review the proposed scope of the annual audit. The Committee is also responsible for evaluation and replacement of the independent auditors, as appropriate.

* Ensure that the independent auditors are ultimately accountable to the Board of Directors and Audit Committee.

* Require an annual written statement by the independent auditors confirming their independence, assess the impact and extent of non-audit services they are also providing and provide oversight responsibility for the annual audit.

* Review the annual audit plan, and changes to it, with the independent auditors and Company management.

* Review the results of the annual audit with the independent auditors and Company management, and review:

   1. The Company's annual financial statements and related footnotes;
   2. The quality and appropriateness of the Company's accounting principles as applied to its financial reporting;
   3. The effectiveness and adequacy of the Company's financial and accounting organization and financial reporting system;
   4. The effectiveness and adequacy of the Company's internal control environment, the adequacy of financial controls and the effectiveness of the data processing system; and
   5. Significant audit findings during the year and management's responses thereto.

* Inquire of management and the independent auditors regarding significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

* Review with Company counsel and tax executives, the legal and regulatory matters that may have a material impact on the Company's financial statements.

* Meet with the independent auditors at least annually in separate private sessions to discuss any matters that the Committee or the independent auditors believe should be discussed with the Committee. The independent auditors or legal counsel may, at any time, request and cause to be convened a meeting with the Audit Committee or Audit Committee Chairperson, with or without management attendance.

* Include a report of the Audit Committee in the proxy statement relating to the Company's annual shareholders' meeting. The report should report on the matters then currently required by the SEC.

* Review quarterly earnings results prior to the Company's earnings release and filing of its quarterly Form 10-Q or 10-QSB with the SEC. The Chairperson may represent the entire Committee for purposes of this review.

* In performing its duties, the Audit Committee should convene at least four times each fiscal year and report its activities to the Board at least annually.

* Annually review and reassess the adequacy of the Audit Committee Charter and ensure it is included as an appendix to the Company's proxy statement at least once every three years.


                       REPORT OF AUDIT COMMITTEE

Overview

The Audit Committee is comprised of three directors, appointed by the Company's Board of Directors. The Audit Committee oversees all material aspects of the Company's financial reporting, control and audit functions, reviews the results of the independent auditors' audit of the Company's consolidated financial statements and recommends to the Board of Directors the selection of independent auditors. The scope and purpose of the Audit Committee is described more fully in the Company's Audit Committee Charter which was adopted in 2000 and is attached as an Appendix to this Proxy Statement. During 2000, the Audit Committee met five times.


Independence of Audit Committee Members

The Company's Audit Committee meets the independence requirements as defined in the applicable listing standards and related rules of the Nasdaq Stock Market.

2000 Audit of the Company's Consolidated Financial Statements

Regarding the Company's audited consolidated financial statements as of and for the year ended October 31, 2000, the Company's Audit
Committee has:

   * Reviewed and discussed the audited consolidated financial statements with management;
   * Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61, as amended by SAS No. 90 (as may be further modified or supplemented); and
   * Received written disclosures from the independent auditors regarding the auditors' independence required by Independence Standards Board Statement No. 1 (as may be modified or supplemented), and discussed with the auditors the auditors' independence.

Based on the review and discussion above, the Audit Committee recommended to the Company's Board of Directors that the audited consolidated financial statements be included in the Company's annual report on Form 10-K for 2000 to be filed with the Securities and Exchange Commission.

Services Performed by the Company's Auditors

For the year ended October 31, 2000, the Company incurred professional fees and out-of-pocket expenses to its auditors in the amount of $192,000, all of which related to auditing services. No other services were provided.

Audit Committee
Julian C Schroeder, Chairman
David L. Gray
James D. Ross, Esq


           INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors has selected BDO Seidman, LLP as the independent certified public accountants to the Company for the fiscal year ending October 31, 2001. The Company has been informed that neither BDO Seidman, LLP, nor any of its partners, has any direct financial interest or any material indirect financial interest in the Company or its subsidiary, nor has any of its partners acted in the capacity of promoter, underwriter, voting trustee, director, officer, or employee of the Company.

The Company has been advised by BDO Seidman, LLP that representatives of that firm are expected to be present at the Annual Meeting of Shareholders. These representatives will have the opportunity to make a statement, if they so desire, and will also be available to respond to appropriate questions from Shareholders.


                        OTHER MATTERS

The Board of Directors is not aware of any other matters which will or may come before the Annual Meeting of Shareholders and which will require a vote of the Shareholders. However, if any additional matters are properly presented at the meeting, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their judgment on such matters.



             DEADLINES WITH RESPECT TO SHAREHOLDER PROPOSALS
                     FOR THE 2002 ANNUAL MEETING

The date by which proposals of Shareholders intended to be presented at the Company's 2002 Annual Meeting (and in the Proxy Statement and Proxy relating to that meeting) must be presented to the Company is November 14, 2001.

At the Company's 2002 Annual Meeting, proxy holders will be allowed to exercise their discretion in voting on any Shareholder proposal not presented for inclusion in the Proxy Statement and Proxy relating to that meeting if such proposal is not presented to the Company by January 28, 2002.


                                By Order of the Board of Directors
                                Robert Butler, Corporate Secretary






                      VERSUS TECHNOLOGY, INC.

                      2600 Miller Creek Road
                   Traverse City, Michigan 49684

  PROXY SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

The undersigned hereby appoints and constitutes Gary T. Gaisser and Julian C. Schroeder and each of them, attorneys and proxies for the undersigned, with full power of substitution to vote as if the undersigned were personally present at the Annual Meeting of the Shareholders of Versus Technology, Inc. (the "Company") to be held at the Bayshore Resort, 833 E. Front Street, Traverse City, Michigan 49686, on Friday, April 20, 2001, at 8:00 a.m., Eastern Daylight Time, and at all adjournments thereof, the shares of stock of said Company registered in the name of the undersigned. The undersigned instructs all such proxies to vote such shares as follows upon the following matters, which are described more fully in the accompanying Proxy Statement:

       (continued, and to be signed, on the other side)

          Please mark, sign, date, and return your Proxy as soon as possible!

              Annual Meeting of Shareholders
                VERSUS TECHNOLOGY, INC.

                    April 20, 2001

         Please detach and mail in the envelope provided.
-----------------------------------------------------------------
                         (see other side)

A /X/ Please mark your votes as in this example.

I authorize and instruct my proxies to:

1. [ ] VOTE FOR all nominees      Nominees:        [ ] VOTE WITHHELD
   for the Company's Board of     Gary T. Gaisser  from all nominees
   Directors listed at right;     David L. Gray
   except that I WITHHOLD         James D. Ross
   AUTHORITY for the following    Julian C. Schroeder
   nominees (if any):
________________________
________________________
________________________
________________________

2. VOTE, in their discretion, upon such other business as may properly come before the meeting and all adjournments thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY USING THE ENCLOSED
ENVELOPE.




Signature ______________ ___________________ Dated _____________, 2001
                       Signature if held jointly

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.